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                      [PRICEWATERHOUSECOOPERS LETTERHEAD]

                                                                EXHIBIT 14(b)(2)

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the reference to us under the heading "Independent Auditors" in this Registration Statement on Form N-14 for Van Kampen Life Investment Trust Government Portfolio.

/s/ PRICEWATERHOUSECOOPERS LLP
January 14, 2002